EXHIBIT 10.4 - SUBORDINATED PLEDGE AGREEMENT

                        SUBORDINATED PLEDGE AGREEMENT

This Subordinated Pledge Agreement (as the same may be amended, restated, modified, or supplemented from time to time, the "AGREEMENT") dated as of June 30, 2000, is made by each of the entities set forth under the heading "Pledgors" on the execution pages of this Agreement (collectively, the "PLEDGORS" and individually, each a "PLEDGOR") whose addresses are set forth on the execution pages hereof in favor of SJMB, L.P., a Delaware limited partnership ("SJMB") as agent (herein so called) for itself and any other holder from time to time (SJMB as Agent, the "SECURED PARTY").

                                 WITNESSETH:

      WHEREAS, Industrial Holdings, Inc. ("IHI"), and SJMB have entered into the following agreements: (1) that certain Reimbursement Agreement dated as of June 13, 2000, between IHI, and SJMB (the "REIMBURSEMENT AGREEMENT"), pursuant to which the Company is required to issue to SJMB certain promissory notes (the "SUBORDINATED REIMBURSEMENT NOTES"); and (2) that certain Letter Agreement dated as of June 30, 2000, among IHI, SJMB, OF Acquisition, L.P., St. James Management, L.L.C. and Philform, Inc. (the "OF LETTER AGREEMENT"), pursuant to which, among other things, IHI shall issue one or more promissory notes to SJMB in the aggregate principal amount of $6,900,000 (whether one or more, the "OF NOTE", and together with the Subordinated Reimbursement Notes, the "NOTES"); all of the foregoing documents, together with all related documents referred to herein as the "TRANSACTION DOCUMENTS";

      WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated June 17, 1999, as amended (the "SENIOR CREDIT FACILITY"), among IHI as Borrower and Comerica Bank-Texas, National Bank of Canada and Hibernia National Bank as Lenders (the "SENIOR LENDERS"), IHI is indebted to the Senior Lenders as provided therein;

      WHEREAS, pursuant to the Amended and Restated Pledge Agreement, Pledgors have pledged shares of stock (the "PLEDGED SHARES") to secure the obligations under the Senior Credit Facility;

      WHEREAS, SJMB have agreed to subordinate their right of payment by IHI under the Transaction Documents, and any liens securing such obligations and the right to exercise any remedy, to the rights and liens of the Senior Lenders under the Senior Credit Facility (such liens referred to herein as the "SENIOR LIENS") and the other agreements and documents referred to therein, all as more fully described in that certain Subordination Agreement dated the date hereof among IHI, SJMB, the Senior Lenders and the Agent (the "SUBORDINATION AGREEMENT");

      WHEREAS, pursuant to the terms of the Transaction Documents, Pledgors have agreed to grant to Secured Party a second lien on the Pledged Shares;

      WHEREAS, each of the Pledgors will benefit, directly or indirectly, from the execution of this Agreement and the granting of a security interest in the "Pledged Collateral" (hereinafter defined) in which each Pledgor, respectively, has any right, title or interest as security for all of the "Secured Obligations" (hereinafter defined);

      WHEREAS, it is a condition precedent to the obligations of SJMB under the Transaction Documents that the Pledgors shall execute and deliver this Agreement to the Secured Party; and

      WHEREAS, the Pledgors desire to execute this agreement in order to satisfy such condition precedent and to secure the Obligations under the Loan Agreement.

      NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

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Section 1.  DEFINED TERMS AND RELATED MATTERS.

            (a) Each capitalized term used herein (including, without limitation, in the introductory paragraph and recitals hereof) and not defined herein shall have the meaning assigned to such term in the Purchase Agreement.

            (b) "PERMITTED LIENS" has the meaning as ascribed in the Purchase Agreement.

            (c) "SECURED OBLIGATIONS" means the "Obligations" as defined in the Security Agreement.

            (d) "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Texas; PROVIDED that if by mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted pursuant to SECTION 2 hereof, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement is governed by the UCC as in effect in another jurisdiction, "UCC" means the UCC as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

Section 2. PLEDGES. Subject to the prior interests of the Senior Lenders and the terms of the Subordination Agreement, the Pledgors hereby pledge to the Secured Party and grant to the Secured Party, a lien and security interest in the following collateral (collectively, the "PLEDGED COLLATERAL") as set forth below:

            (i) One hundred percent (100%) of the Shares (collectively, the "PLEDGED SHARES") as evidenced by the stock certificates identified in
      SCHEDULE I hereto, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Shares;

            (ii) All additional shares of stock of the issuer of such stock from time to time acquired by any Pledgor in any manner, and the certificates, if any, representing such additional shares and/or ownership interests, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and/or ownership interests; and

            (iii) All proceeds of any of the foregoing.

            The inclusion of proceeds in this Agreement does not authorize the Pledgors to sell, dispose of or otherwise use the Pledged Collateral in any manner not specifically authorized hereby.

Section 3. SECURITY FOR OBLIGATIONS. Subject to the prior interests of the Senior Lenders and the terms of the Subordinated Agreement, this Agreement secures the prompt and complete payment and performance of the Secured Obligations owing to SJMB.

Section 4. DELIVERY OF PLEDGED COLLATERAL. Subject to the terms of the Subordination Agreement, all certificates, if any, representing or evidencing the Pledged Collateral shall be delivered to and held by the Agent, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. Subject to the rights of the Senior Lenders, the Secured Party shall have the right at any time to exchange certificates representing or evidencing the Pledged Collateral for certificates of smaller or larger denominations.

Section 5. REPRESENTATIONS AND WARRANTIES. Each of the Pledgors hereby represents and warrants as follows:

            (a) This Agreement is a legal, valid and binding obligation of the Pledgors enforceable against the Pledgors in accordance with its terms, except as enforceability may be (i) limited by applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar laws and (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding to be in equity or at law).

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            (b) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

            (c) The Pledgors are the legal and beneficial owners of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the Permitted Liens and the security interests created by this Agreement.

            (d) No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by the Pledgors of the Pledged Shares pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgors or (ii) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

Section 6.  FURTHER ASSURANCES.

            (a) Each Pledgor agrees that from time to time, at the reasonable expense of the Pledgor, each Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that the Secured Party may reasonably request as being necessary or desirable, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as the Secured Party may reasonably request as being necessary or desirable in order to perfect and preserve the security interests granted or purported to be granted hereby.

            (b) Each Pledgor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Collateral without the signature of such Pledgor, in each case where permitted by law. A carbon, photographic or other reproduction of any financing statement executed by each Pledgor covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            (c) Each Pledgor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Secured Party may reasonably request, all in reasonable detail.

            (d) Each Pledgor will promptly notify the Secured Party of any change of its name, corporate structure, federal employer identification number or the address of its principal place of business or chief executive office where its books and records are maintained.

Section 7.  VOTING-RIGHTS.

            (a) So long as no Event of Default shall have occurred and be continuing, the Pledgors shall be entitled to exercise any and all voting and other rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Transaction Documents.

            (b) Upon the occurrence and during the continuance of an Event of Default, and subject to the provisions of the Subordination Agreement all rights of the Pledgors to exercise the voting rights which they would otherwise be entitled to exercise pursuant to SECTION 7(A) hereof shall cease for so long as such Event of Default shall continue, and subject only to the rights of the Agent, the Secured Party shall thereupon have the right to exercise such voting rights.

Section 8. DIVIDENDS AND OTHER DISTRIBUTIONS. Subject to the provisions of the Subordination Agreement and subject to the rights of the Senior Lenders, if dividends or other distributions and/or payments with respect to the Pledged Collateral are received by the Pledgors other than in accordance with the terms of the Transaction

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Documents, such dividends shall be received in trust for the benefit of the
Secured Party, shall be segregated from other funds of the Pledgors and shall be forthwith paid over to the Secured Party as Pledged Collateral in the same form as so received.

Section 9.  TRANSFERS AND OTHER LIENS: ADDITIONAL SHARES.

            (a) The Pledgors shall not: (i) sell, assign (by agreement, operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Permitted Liens and for the security interest created by this Agreement.

            (b) The Pledgors agree that they will (i) cause the companies that issued the shares or ownership interests that constitute the Pledged Collateral not to issue any stock, other securities or ownership interests in addition to, or in substitution for, the Pledged Collateral, except to the Pledgor and (ii) subject to the rights of Agent, pledge to the Secured Party hereunder, immediately upon such acquisition (directly or indirectly) thereof, any and all additional shares of stock, other securities or other ownership interests of such companies, subject, however, to the proviso set forth in clause ii of SECTION 2 hereinabove.

Section 10. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Subject to the provisions of the Subordination Agreement and subject to the rights of the Senior Lenders, the Pledgors hereby irrevocably appoint the Secured Party as the Pledgors' attorney-in-fact, with full authority in the place and stead of the Pledgors and in the name of the Pledgors, from time to time in the Secured Party's sole discretion after the occurrence of an Event of Default to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all certificates made payable to the Pledgors representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. Subject to the provisions of the Subordination Agreement and upon the occurrence and during the continuance of an Event of Default, the Secured Party shall, subject to the rights of the Senior Lenders, have the right, in its sole discretion and without notice to the Pledgors, to transfer to or to register in the name of the Secured Party or any of its nominees, for the benefit of the itself and the Lenders, any or all of the Pledged Collateral.

Section 11. SECURED PARTY MAY PERFORM. Subject to the rights of the Senior Lenders, if the Pledgors fail to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable upon demand (subject to the terms of the Loan Agreement) by such Pledgor and if not paid shall bear interest at the Default Rate set forth in the Loan Agreement.

Section 12. THE SECURED PARTY'S DUTIES. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. In regard to any Pledgor, except for reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral or as to the taking of any reasonably necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

Section 13. REMEDIES UPON DEFAULT. Subject to the provisions of the Subordination Agreement, if any Event of Default shall have occurred and be continuing:

            (a) Subject to the rights of the Senior Lenders, the Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to

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      it, all the rights and remedies of a secured party under the UCC
      (whether or not the UCC applies to the affected Collateral), and the Secured Party may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by applicable law, at least ten (10) days' notice to the Pledgors of the time and place of any public sale or of the time after which any private sale is to be made shall constitute reasonable notification thereof. Subject to the rights of the Senior Lenders, the Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) Any cash received by the Secured Party shall be applied first to repay the reasonable costs and expenses of the Secured Party and thereafter to repay the Secured Obligations. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgors or to whomsoever may be lawfully entitled to receive such surplus.

            (c) In connection with the sale of any Pledged Collateral, the Secured Party, as applicable, is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by the Secured Party to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and any applicable state laws and regulations, and no sale so made in good faith by the Secured Party shall be deemed not to be "commercially reasonable" because so made.

            (d) All rights and remedies of the Secured Party expressed herein are in addition to all other rights and remedies possessed by the Secured Party under the Loan Agreement and any other agreement or instrument relating to the Obligations.

Section 14. ADDITIONAL PROVISIONS CONCERNING ,SALES OF PLEDGED COLLATERAL.

            (a) The Pledgors recognize that the Secured Party may be unable to effect a public sale of any or all of the Pledged Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the Securities Act and applicable state securities laws, but may instead be compelled to resort to one or more private sales thereof to a restricted group of purchasers who shall be obligated to agree, among other things, to acquire such Pledged Collateral for their own account for investment and not with a view to the distribution or resale thereof. The Pledgors acknowledge and agree that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale arid, notwithstanding such circumstances, agree that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. The Secured Party shall not be under any obligation to delay sale of any of the Pledged Collateral for the period of time necessary to permit the Pledgors to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act or under any applicable state securities laws, even if the Pledgors would agree to do so.

            (b) The Pledgors further agree to do or cause or be done, to the extent that the Pledgors may legally do so, all such other acts and things as may be necessary to make such sales or resales of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or Governmental Authorities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgors' expense. The Pledgors further agree that a breach of any of the covenants contained in this Section shall cause irreparable injury to the Secured Party, and that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section shall be specifically enforceable against the Pledgors, and, to the fullest extent permitted by law, the Pledgors hereby waive and agree not to assert as a defense against an action for specific performance of such covenants that (i) the Pledgors' failure to perform such covenants shall not

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      cause irreparable injury to the Secured Party or the Lenders or (ii)
      the Secured Party has an adequate remedy at law in respect of such breach.

Section 15. INDEMNITY AND EXPENSES.

            (a) The Pledgors hereby agree to indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from enforcement of this Agreement, except claims, losses or liabilities, if any, resulting from the Secured Party's gross negligence or willful misconduct. SUBJECT TO THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE PLEDGORS THAT THE SECURED PARTY SHALL BE INDEMNIFIED AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DEFICIENCIES, JUDGMENTS OR EXPENSES ARISING OUT OF OR RESULTING FROM THE ORDINARY SOLE OR CONTRIBUTORY NEGLIGENCE OF ANY SUCH PERSON OR IMPOSED UPON ANY SUCH PERSON UNDER ANY THEORY OF STRICT LIABILITY.

            (b) The Pledgors shall, upon demand, but subject to the terms of the Loan Agreement, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of the such party's counsel and of its experts, that the Secured Party may incur in connection with (i) administration of this Agreement, (ii) the evaluation, appraisal, custody or preservation of, or sale of, collection from, or other realization upon any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party for itself and hereunder or (iv) the failure by the Pledgors to perform or observe any of the provisions of this Agreement. Each Pledgor agrees to pay interest on any sums payable to the Secured Party hereunder that are not paid when due at a rate per annum equal to the Default Rate set forth in the Loan Agreement.

Section 16. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Pledgors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party and the Pledgors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose of which given.

Section 17. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be given in the manner and at the addresses for the Pledgors and the Secured Party as set forth in the Loan Agreement, and shall become effective as specified therein.

Section 18. WAIVER OF MARSHALING. All rights of marshaling of assets of the Pledgors, including any such right with respect to the Pledged Collateral, are hereby waived by the Pledgors.

Section 19. LIMITATION BY LAW. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

Section 20. SEVERABILITY. Should any clause, sentence, paragraph, subsection or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid or unenforceable shall be deemed to have been stricken herefrom by the parties hereto, and the remainder of this Agreement shall have the same force and effectiveness as if such stricken part or parts had never been included herein.

Section 21. TERMINATION REINSTATEMENT.

            (a) Each Pledgor agrees that this Agreement and the Liens granted hereunder shall terminate when, but only when, all Secured Obligations have been fully and finally paid and performed, and all of the obligations of IHI under the Transaction Documents have expired or been terminated. At any time thereafter upon the Pledgor's request, the Secured Party shall promptly reassign and redeliver, including the

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      termination of any financing statements (or cause to be reassigned and redelivered) to the Pledgors, or to such Person or Persons as the Pledgors shall designate in writing, against receipt, such of the Pledged Collateral (if any) as shall not have been sold or otherwise applied by the Secured Party for the benefit of itself or the Lenders pursuant to the terms hereof and shall still be held by it hereunder. Any such reassignment shall be without recourse upon, or representation or warranty by, the Secured Party (other than that the Secured Party has not sold, encumbered or otherwise transferred any interest in the Collateral except as provided in this Agreement) and shall be at the sole reasonable cost and expense of the Pledgors.

            (b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the filing of any bankruptcy proceeding by or of the Pledgors or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Pledgors or any substantial part of their assets, or otherwise, all as though such payments had not been made.

Section 22. NO WAIVER REMEDIES. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by applicable law.

Section 23. CONTINUING SECURITY INTEREST: TRANSFER OF THE NOTE. This Agreement creates a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the full and final payment and performance of the Secured Obligations after the Lender shall have no further obligation under the Transaction Documents, (b) be binding upon each Pledgor, its successors and assigns and (c) inure to the benefit of the Secured Party and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (d), the Lender may assign or otherwise transfer all or a portion of its interests, rights and obligations in the Pledged Collateral held by it pursuant to the Loan Agreement, the Loan Agreement, or any other Transaction Document, to any other Person in accordance with the terms of such agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. Upon the termination of the Secured Obligations, the Liens granted hereby in accordance with the foregoing shall revert to Pledgors, and the Secured Party will, at the Pledgors' sole cost and expense, promptly execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

Section 24. SECURITY INTEREST ABSOLUTE. All rights of the Secured Party and security interests hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

            (a) any lack of validity or enforceability of the Loan Agreement, the Note, or any other Transaction Document;

            (b) any change in the time, manner or place or payment of, or in any other term of all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, the Note or any other Transaction Documents;

            (c) any exchange, release or non-perfection of any other collateral, or any, release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

            (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgors or any other third party.

Section 25. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS), EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES

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HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A
JURISDICTION OTHER THAN THE STATE OF TEXAS.

Section 26. INCONSISTENCIES. In the event of any irreconcilable inconsistencies between any provision of this Agreement and any provision of the Loan Agreement and/or the Transaction Documents, the provisions of the Loan Agreement shall control.

Section 27. INTERPRETATION.

            (a) In this Agreement, unless a clear contrary intention appears:

                  (i) the singular number includes the plural number and vice versa;

                  (ii) the words "herein," "hereof' and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

                  (iii) reference to any Person includes such Person's
            successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually, provided that nothing in this clause (iii) is intended to authorize any assignment not otherwise permitted by this Agreement;

                  (iv) unless the context indicates otherwise, reference to any
            Article, Section, Schedule or Exhibit means such Article or Section hereof or such Schedule or Exhibit hereto;

                  (v) the words "including" (and with correlative meaning
            "include") means including, without limiting the generality of any description preceding such term;

                  (vi) with respect to the determination of any period of time, the word "from" means "from and including" and the word "to" means "to but excluding"; and

                  (vii) reference to any law means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

            (b) The Section headings herein are for convenience only and shall not affect the construction hereof.

            (c) No provision of this Agreement shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

Section 28. SUBMISSION TO JURISDICTION.

            (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS MAY BE BROUGHT BY THE SECURED PARTY IN THE COURTS OF HARRIS COUNTY, STATE OF TEXAS, THE UNITED STATES FOR THE SOUTHERN DISTRICT OF TEXAS AT THE ELECTION OF THE SECURED PARTY, OR IN SUCH COURTS AS MAY BE REQUIRED BY MANDATORY PROVISIONS OF LAW. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS PROVIDED FOR IHI IN
      SECTION 30 HEREOF. SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED PARTY OR ANY OF THE

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
      PARTIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGORS IN ANY OTHER JURISDICTION.

            (b) EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Section 29. WAIVER OF JURY TRIAL. Each Pledgor hereby waives, to the extent permitted by applicable law, any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Agreement or under any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or arising from or relating to any banking or financial relationship existing in connection with this Agreement. And agrees, to the extent permitted by applicable law, that any such action or proceeding shall be tried before a court and not before a jury.

Section 30. NOTICE; ADDRESS OF PARTIES. Except as otherwise provided, all communications to the Company or SJMB provided for herein or with reference to this Reimbursement Agreement shall be deemed to have been sufficiently given or served for all purposes on the third business day after being sent as certified or registered mail, postage and charges prepaid, to the following addresses:

      If to The Company:      Industrial Holdings, Inc.
                              7135 Ardmore
                              Houston, Texas 77054
                              Attn: President
                              Telecopy: (713) 749-9646

or at any other address designated by the Company in writing to St. James;

      If to St. James:        SJMB, L.P.
                              777 Post Oak, Suite 950
                              Houston, Texas 77056
                              Attn: John L. Thompson
                              Telecopy: (713) 871-1028

or at any other address designated by St. James to the Company in writing.

Section 31. SECOND LIEN. Notwithstanding anything to the contrary contained herein, the liens granted by Pledgors to Secured Party are secondary and inferior to those certain liens granted by Pledgors to the Agent under the Senior Credit Facility.

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
      IN WITNESS WHEREOF, the Pledgors have caused this Agreement to be duly executed and delivered as of the date first above written.

                                    PLEDGORS:

                                    Industrial Holdings, Inc., a Texas
                                    corporation


                                    BY:________________________________________
                                    NAME:
                                    TITLE:

                                    The Rex Group, Inc., a Texas corporation


                                    BY:________________________________________
                                    NAME:
                                    TITLE:

                                    GHX, Incorporated, a Texas corporation


                                    BY:________________________________________
                                    NAME:
                                    TITLE:

                                    Pipeline Valve Specialty, Inc., a Texas
                                    corporation


                                    BY:________________________________________
                                    NAME:
                                    TITLE:

                                    LSS - Lone Star- Houston, Inc.


                                    BY:________________________________________
                                    NAME:
                                    TITLE:

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
                                    United Wellhead Service, Inc., a Texas
                                    corporation

                                    BY:________________________________________
                                    NAME:
                                    TITLE:

                                    SJMB, L.P.,
                                    a Delaware limited partnership, as Agent

                                    By:   SJMB, L.L.C., General Partner


                                          BY:
                                          NAME:
                                          TITLE:

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